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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) JUNE 6, 2003

                           FIRST STATE BANCORPORATION
             (Exact name of registrant as specified in its charter)

           NEW MEXICO                    001-12487               85-0366665
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
         incorporation)                                      Identification No.)

   7900 JEFFERSON, N.E., ALBUQUERQUE, NEW MEXICO                    87109
      (Address of principal executive offices)                    (Zip Code)

        Registrant's Telephone Number, including area code (505) 241-7500




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                  ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 6, 2003, First State Bancorporation (the "Company") held our annual meeting of shareholders. During the annual meeting, the shareholders of the Company elected the four director nominees; Michael R. Stanford, Marshall G. Martin, Lowell A. Hare, and A. J. (Jim) Wells, for terms ending at the 2006 annual meeting or until their successors are duly elected and qualified. The shareholders ratified the appointment of KPMG LLP as independent auditors for the year ending December 31, 2003. The shareholders also approved the First State Bancorporation 2003 Equity Incentive Plan to replace the First State Bancorporation 1993 Stock Option Plan.

                  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         Items (a) and (b) are not applicable.

         Item (c) Exhibit.

                  Exhibit 10.1 First State Bancorporation 2003 Equity Incentive Plan approved by the shareholders of the Company at the annual meeting of shareholders held on Friday, June 6, 2003.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST STATE BANCORPORATION



Date: June 9, 2003                    By: /s/ Christopher C. Spencer
                                          --------------------------------------
                                          Christopher C. Spencer
                                          Senior Vice President and
                                          Chief Financial Officer






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                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
-------           -----------
10.1              First State Bancorporation 2003 Equity Incentive Plan.